Exhibit 99.2

SAFEWAY INC. AND SUBSIDIARIES

Pro Forma Consolidated Financial Statements

(Unaudited)

On April 14, 2014, Safeway Inc. (“Safeway” or the “Company”) completed the distribution of the remaining 37.8 million shares of Blackhawk Network Holdings, Inc. (“Blackhawk”) Class B common stock that it owned to its stockholders. Safeway’s shares of Class B common stock of Blackhawk were distributed pro-rata to the stockholders of Safeway.

The unaudited pro forma consolidated financial information of Safeway presented on the following pages was derived from the Company’s historical consolidated financial statements and is being presented to give effect to the transaction. The unaudited pro forma financial information does not purport to be indicative of the results that would have been obtained if the distribution of the Blackhawk Class B common shares to Safeway shareholders had been completed as of the dates indicated in the notes to the pro forma condensed consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of December 28, 2013 assumes the disposition occurred on December 28, 2013. The unaudited pro forma condensed consolidated statement of income for each respective fiscal period reflects the completion of the distribution of the remaining 37.8 million shares of Blackhawk Network Holdings, Inc. stock that the Company owned to its shareholders as if the transaction were consummated on the first day of the respective fiscal year.

The pro forma adjustments are based on the best information available and assumptions that management believes are directly attributable to the transaction and are factually supportable. The unaudited pro forma financial information should be read in conjunction with the historical financial information and related notes contained in the Company’s 2013 Annual Report on Form 10-K.

SAFEWAY INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

For the Fiscal Year Ended December 28, 2013

(In millions, except per-share amounts)

(Unaudited)

	Historical	Pro Forma Adjustments (a)	Pro Forma
Sales and other revenue	$36,139.1	$(1,128.5)	$35,010.6
Cost of goods sold	(26,645.1)	866.0	(25,779.1)

Gross profit	9,494.0	(262.5)	9,231.5
Operating and administrative expense	(8,858.6)	178.5	(8,680.1)

Operating profit	635.4	(84.0)	551.4
Interest expense	(273.0)	—	(273.0)
Loss on foreign currency translation	(57.4)	—	(57.4)
Other income, net	31.0	(0.5)	30.5

Income before income taxes	336.0	(84.5)	251.5
Income taxes	(89.7)	55.5	(34.2)

Income from continuing operations, net of tax	246.3	(29.0)	217.3

Continuing operations:
Basic earnings per common share	$0.96		$0.84
Diluted earnings per common share	0.95		0.83

Weighted average shares outstanding:
Basic	239.1		239.1

Diluted	241.5		241.5

SAFEWAY INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

For the Fiscal Year Ended December 29, 2012

(In millions, except per-share amounts)

(Unaudited)

	Historical	Pro Forma Adjustments (a)	Pro Forma
Sales and other revenue	$36,068.3	$(948.5)	$35,119.8
Cost of goods sold	(26,605.9)	715.3	(25,890.6)

Gross profit	9,462.4	(233.2)	9,229.2
Operating and administrative expense	(8,753.1)	159.4	(8,593.7)

Operating profit	709.3	(73.8)	635.5
Interest expense	(300.7)	—	(300.7)
Other income, net	27.8	(1.2)	26.6

Income before income taxes	436.4	(75.0)	361.4
Income taxes	(141.8)	29.1	(112.7)

Income from continuing operations, net of tax	294.6	(45.9)	248.7

Continuing operations:
Basic earnings per common share	$1.18		$1.00
Diluted earnings per common share	1.18		1.00

Weighted average shares outstanding:
Basic	245.6		245.6

Diluted	245.9		245.9

SAFEWAY INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

For the Fiscal Year Ended December 31, 2011

(In millions, except per-share amounts)

(Unaudited)

	Historical	Pro Forma Adjustments (a)	Pro Forma
Sales and other revenue	$35,356.7	$(743.3)	$34,613.4
Cost of goods sold	(25,887.9)	552.1	(25,335.8)

Gross profit	9,468.8	(191.2)	9,277.6
Operating and administrative expense	(8,760.0)	131.4	(8,628.6)

Operating profit	708.8	(59.8)	649.0
Interest expense	(268.1)	—	(268.1)
Other income, net	17.7	(0.9)	16.8

Income before income taxes	458.4	(60.7)	397.7
Income taxes	(91.2)	22.8	(68.4)

Income from continuing operations, net of tax	367.2	(37.9)	329.3

Continuing operations:
Basic earnings per common share	$1.06		$0.95
Diluted earnings per common share	1.06		0.95

Weighted average shares outstanding:
Basic	343.4		343.4

Diluted	343.8		343.8

SAFEWAY INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

At December 28, 2013

(In millions, unaudited)

		Pro Forma Adjustments
	Historical	(b)	(c)	Pro Forma
ASSETS
Current assets:
Cash and equivalents	$4,647.3	$(574.1)	$—	$4,073.2
Receivables	1,211.4	(845.2)	—	366.2
Merchandise inventories	2,089.6	(22.5)	—	2,067.1
Prepaid expense and other current assets	371.5	(54.4)	—	317.1
Assets held for sale	143.9	—	—	143.9

Total current assets	8,463.7	(1,496.2)	—	6,967.5
Property:
Land	1,583.2	—	—	1,583.2
Buildings	5,774.0	—	—	5,774.0
Leasehold improvements	2,836.2	(5.6)	—	2,830.6
Fixtures and equipment	6,979.1	(156.3)	—	6,822.8
Property under capital leases	550.2	—	—	550.2

	17,722.7	(161.9)	—	17,560.8
Less accumulated depreciation and amortization	(10,185.2)	82.2	—	(10,103.0)

Total property, net	7,537.5	(79.7)	—	7,457.8
Goodwill	464.5	(133.5)	—	331.0
Investment in unconsolidated affiliate	196.1	—	—	196.1
Other assets	557.7	(162.3)	—	395.4

Total assets	$17,219.5	$(1,871.7)	$—	$15,347.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of notes and debentures	$252.9	$(0.1)	$—	$252.8
Current obligations under capital leases	49.3	—	—	49.3
Accounts payable	3,376.4	(1,600.6)	—	1,775.8
Accrued salaries and wages	419.4	(14.6)	—	404.8
Income taxes payable	1,135.2	(15.2)	360.0	1,480.0
Other accrued liabilities	623.2	(6.5)	—	616.7

Total current liabilities	5,856.4	(1,637.0)	360.0	4,579.4

Long-term debt:
Notes and debentures	3,515.3	(0.2)	—	3,515.1
Obligations under capital leases	375.5	—	—	375.5

Total long-term debt	3,890.8	(0.2)	—	3,890.6
Pension and post-retirement benefit obligations	451.4	—	—	451.4
Accrued claims and other liabilities	1,145.8	1.7	(19.0)	1,128.5

Total liabilities	11,344.4	(1,635.5)	341.0	10,049.9

SAFEWAY INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

At December 28, 2013

(In millions, unaudited)

		Pro Forma Adjustments
	Historical	(b)	(c)	Pro Forma
Stockholders’ equity:
Total Safeway Inc. equity	5,819.5	(180.5)	(341.0)	5,298.0
Noncontrolling interests	55.6	(55.7)	—	(0.1)

Total equity	5,875.1	(236.2)	(341.0)	5,297.9

Total liabilities and stockholders’ equity	$17,219.5	$(1,871.7)	$—	$15,347.8

SAFEWAY INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Description of the Transaction and Basis of Presentation The unaudited pro forma condensed consolidated balance sheet and statements of income are based upon the historical consolidated financial statements of Safeway Inc. and subsidiaries (“Safeway” or the “Company”), which were included in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013. Pursuant to SEC rules and regulations, the unaudited pro forma condensed consolidated statements of income include only the portion of the historical income statements through income from continuing operations and exclude discontinued operations. The unaudited pro forma condensed consolidated statement of income for each respective fiscal period reflects the completion of the distribution of the remaining 37.8 million shares of Blackhawk Network Holdings, Inc. stock that the Company owned to its shareholders as if the transaction were consummated on the first day of the respective fiscal year. The unaudited pro forma consolidated balance sheet as of December 28, 2013 is prepared assuming the transaction was consummated on December 28, 2013.

Pro Forma Adjustments

(a)	Deconsolidation of Blackhawk for the fiscal years ended December 28, 2013, December 29, 2012 and December 31, 2011, respectively.

(b)	Removal of the net assets to reflect the distribution of the remaining shares of Blackhawk stock to Safeway stockholders at December 28, 2013.

(c)	Records Safeway’s estimated income tax liability on the distribution of Blackhawk stock to Safeway stockholders assuming the closing of Safeway’s Agreement and Plan of Merger with AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, and Saturn Acquisition Merger Sub, Inc.